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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             ----------------------


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 31, 1996


                    LEVIATHAN GAS PIPELINE PARTNERS, L.P.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
       (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


              1-11680                                     76-0396023
      (COMMISSION FILE NUMBER)              (I.R.S. EMPLOYER IDENTIFICATION NO.)



            600 TRAVIS
            SUITE 7200
          HOUSTON, TEXAS                                    77002
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (713) 224-7400

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ITEM 5.  OTHER EVENTS.

        On December 9, 1996, the Registrant announced that the Board of Directors of its general partner, Leviathan Gas Pipeline Company (the "General Partner"), approved a distribution of one limited partner Preference Unit or Common Unit, as the case may be, for each Preference Unit or Common Unit held. The Board established December 31, 1996 as the record date for the distribution and approximately January 15, 1997 as the date for mailing of certificates representing the additional limited partner units. As a result of the distribution, each holder of record on December 31, 1996 is entitled to receive one additional Preference Unit or Common Unit, as the case may be, for each Preference Unit or Common Unit held of record by such holder.

        In connection with the distribution, the General Partner, on behalf of itself and the limited partners, executed Amendment Number 1 (the "Amendment"), to the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of Leviathan Gas Pipeline Partners, L.P. The Amendment modifies two provisions of the Partnership Agreement and was entered into in accordance with the terms of the Partnership Agreement to preserve the relative rights and obligations of the partners following the distribution. A copy of the Amendment is attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)      EXHIBITS

         ITEM NUMBER                   EXHIBIT DESCRIPTION
         -----------                   -------------------

         10.1 Amendment Number 1 to the Amended and Restated Agreement of Limited Partnership of Leviathan Gas Pipeline Partners, L.P., dated December 31, 1996.
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LEVIATHAN GAS PIPELINE PARTNERS, L.P.
                                        (Registrant)

                                        By:  LEVIATHAN GAS PIPELINE COMPANY,
                                             its General Partner


Date:   January 13, 1997                     By: /s/ Janet Sikes
                                                 ------------------------------
                                                 Janet E. Sikes, Treasurer
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                               INDEX TO EXHIBITS


        (c)      EXHIBITS

                                                                                SEQUENTIALLY
                                                                                  NUMBERED
         NUMBER                            EXHIBIT DESCRIPTION                      PAGE
         ------                            -------------------                 --------------
         10.1             Amendment Number 1 to the Amended and Restated
                          Agreement of Limited Partnership of Leviathan Gas
                          Pipeline Partners, L.P., dated December 31, 1996.